MFS(R) VARIABLE INSURANCE TRUST II (Formerly, MFS(R)/Sun Life Series Trust):

                   MFS Blended Research Core Equity Portfolio
                      MFS Blended Research Growth Portfolio
                      MFS Blended Research Value Portfolio
                               MFS Bond Portfolio
                       MFS Capital Appreciation Portfolio
                            MFS Core Equity Portfolio
                      MFS Emerging Markets Equity Portfolio
                        MFS Global Governments Portfolio
                           MFS Global Growth Portfolio
                        MFS Global Total Return Portfolio
                       MFS Government Securities Portfolio
                              MFS Growth Portfolio
                            MFS High Yield Portfolio
                       MFS International Growth Portfolio
                        MFS International Value Portfolio
               MFS Massachusetts Investors Growth Stock Portfolio
                          MFS Mid Cap Growth Portfolio
                           MFS Mid Cap Value Portfolio
                           MFS Money Market Portfolio
                           MFS New Discovery Portfolio
                             MFS Research Portfolio
                      MFS Research International Portfolio
                         MFS Strategic Income Portfolio
                          MFS Strategic Value Portfolio
                            MFS Technology Portfolio
                           MFS Total Return Portfolio
                             MFS Utilities Portfolio
                               MFS Value Portfolio

           Supplement to Current Statement of Additional Information:


Effective June 1, 2008, the section entitled "Portfolio Transactions and Brokerage Commissions" is restated in its entirety as follows:

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Funds are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

In connection with the selection of broker/dealers and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Funds the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market of the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker/dealer involved; the willingness of the broker/dealer to commit capital; the need for anonymity in the market; and the quality of services rendered by the broker/dealer in that and other transactions, including the quality of the broker/dealer's research.

In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker/dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker/dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Funds.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause the Funds to pay a broker/dealer which provides "brokerage and research services" (as defined by the Securities Exchange Act of 1934, as amended) to the Adviser an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the effecting broker/dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Funds and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions placed in the NASDAQ market.


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

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or required in connection therewith by applicable rules. In determining whether a service or product qualifies as "brokerage and research services," the Adviser evaluates whether the service or product provides lawful and appropriate assistance to the Adviser in carrying out its investment decision-making responsibilities. It is often not possible to place a dollar value on the brokerage and research services the Adviser receives from brokers. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions is based primarily on the professional opinions of the persons responsible for the placement and review of such transactions.

Broker/dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Such broker/dealers (or affiliates of such broker/dealers) may be involved from time to time in executing, clearing or settling securities transactions on behalf of the Funds ("Executing Brokers"), or may have entered into agreements with one or more Executing Brokers pursuant to which they are responsible for performing one or more functions, the performance of which has been identified by the SEC as being sufficient to constitute effecting securities transactions within the meaning of Section 28(e) as interpreted by the SEC (collectively, together with Executing Brokers, "Effecting Brokers"). In reliance on this interpretation the Adviser has entered into Commission Sharing Agreements with Executing Brokers which will provide for the Executing Brokers to pay a portion of the Commissions paid by the Funds for securities transactions to Effecting Brokers. In addition to effecting securities transactions on behalf of the Funds pursuant to a Commission Sharing Agreement, the Effecting Brokers will also provide Research for the benefit of the Adviser. If a government agency with regulatory authority over the affairs of the Adviser or its subsidiaries, or a court of competent jurisdiction, were to determine that an Effecting Broker is not effecting a securities transaction within the meaning of Section 28(e), the Adviser believes that such Research should be considered to be Research provided by the relevant Executing Broker and permitted by Section 28(e), provided that the relationship with such Executing Broker is otherwise consistent with the requirement for Research under Section 28(e). In such circumstances the Adviser will in effect be paying a greater commission in order to obtain third party research. The Adviser may use brokerage commissions from the Funds' portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

The advisory fee paid by each of the Funds to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Funds' portfolio transactions are used to obtain Research, the brokerage commissions paid by the Funds might exceed those that might otherwise be paid for execution only. The Research received may be useful and of value to the Adviser or its affiliates in serving both the Funds and other clients of the Adviser or its affiliates; accordingly, not all of the Research provided by brokers through which the Funds effect securities transactions may be used by the Adviser in connection with the Funds. The Adviser would, through the use of the Research, avoid the additional expenses that would be incurred if it attempted to develop comparable information through its own staff or if it purchased such Research with its own resources.

From time to time, the Adviser prepares a list of broker/dealer firms that have been deemed by the Adviser to provide valuable Research ("Research Firms"), as determined periodically by the Adviser's investment staff ("Research Votes"). All trades with Research Firms will be effected in accordance with the Adviser's obligation to seek best execution for its client accounts. The Adviser uses a research vote as a guide for allocating payments for Research to Research Firms. Payments for Research to Executing Brokers and other research providers who are registered as broker-dealers ("Broker Providers") may occur through the use of commissions pooled pursuant to Commission Sharing Agreements ("Pooled Commissions") or may be made pursuant to commissions paid on trades executed by a Broker Provider ("Trade Commissions"). To the extent that payments for Research to a Broker Provider are made pursuant to Trade Commissions, the Adviser will reduce the amount of Pooled Commissions to be paid to that Broker Provider for its research. However, the Adviser will reduce the amount of Pooled Commissions to be paid to that Broker Provider by less than the full amount of Trade Commissions paid to that Broker Provider. The research vote is also used as a guide for allocating cash payments made by the Adviser from its own resources to Research Firms that are not Broker Providers.

If the Adviser determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser may allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

In effecting portfolio transactions on behalf of the Funds and the Adviser's other clients, the Adviser from time to time may instruct the broker/dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker/dealer. The broker/dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker/dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker/dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

In certain instances there may be securities that are suitable for the Funds' portfolios as well as for one or more of the other clients of the Adviser or of any affiliate of the Adviser (or that the Adviser believes should no longer be held by the Funds' portfolios or by other clients of the Adviser or any subsidiary of the Adviser). It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. Transactions for each client are generally effected independently unless the Adviser determines to purchase or sell the same securities for several clients at approximately the same time. The Adviser may, but is not required to, aggregate together purchases and sales for several clients and will allocate the trades in a fair and equitable manner, across participating clients. The Adviser has adopted policies that are reasonably designed to ensure that when two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. Among other things, these policies prohibit allocations of equity initial public offerings, equity limited offerings or fixed income new issues to, among others: (1) Private Portfolio Management accounts; (2) private funds or other accounts principally owned by the Adviser's officers and employees or Trustees of any MFS fund which are not being offered to the public; and (3) any accounts owned beneficially solely by the Adviser or any direct or indirect subsidiary of the Adviser except accounts in which the Adviser or any of its direct or indirect subsidiaries are the sole beneficial owner, which generally will be allocated investment opportunities (other than with respect to equity initial public offerings, equity limited offerings or fixed income new issues) on the same basis as Funds or other clients of the Adviser when the account has been established and seeded by the Adviser or the subsidiary with a limited amount of assets either for the purpose of establishing a performance record to enable the Adviser or the subsidiary to offer the account's investment style to unaffiliated third parties or if the account is being offered to the general public. However, these policies do not prohibit allocations to funds or other accounts owned beneficially by Sun Life of Canada (U.S.) Financial Services Holdings, Inc., or Sun Life Financial Inc., or their affiliates other than the Adviser and its direct and indirect subsidiaries.

It is recognized that in some cases this system could have a detrimental effect on the price or availability of a security as far as the Funds are concerned.


                  The date of this Supplement is June 1, 2008.